SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A of IBERIABANK Corporation (the “Company”) relates to a subsequent change in disclosure in the Company’s press release dated January 28, 2014 (the “Press Release”), reporting fourth quarter results, attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished on January 29, 2014, and also filed on January 29, 2014, pursuant to Rule 425 under the Securities Act of 1933, as amended.

This Amendment No. 1 on Form 8-K/A is being filed for the sole purpose of clarifying this disclosure and has not been updated to reflect subsequent events.

Item 8.01	Other Events.

In the Press Release on page 4 under “Operating Results,” the Company disclosed that it “projects the net covered income to equate to 7% of total net interest income in 2014, compared to 11% in 2013.”

The Company has reconsidered this disclosure of its projected net covered income as a percentage of total net interest income in 2014 and has determined that a more appropriate disclosure is that it “projects the net covered income to be less than 6% of total net interest income in 2014, compared to 11% in 2013.”

Caution About Forward-Looking Statements

This release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger, the expected returns and other benefits of the proposed merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on the Company’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements and there can be no assurances that: the proposed merger will close when expected, the expected returns and other benefits of the proposed merger to shareholders will be achieved, the expected operating efficiency will result, estimated expense reductions resulting from the transaction will occur as and when expected, the impact on tangible book value will be recovered or as expected or that the effect on the Company’s capital ratios will be as expected. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frame expected or at all, or may be more costly to achieve; that the merger transaction may not be timely completed, if at all; that prior to completion of the merger transaction or thereafter, the Company’s and Teche’s respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the merger transaction; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and Form 10-Qs for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and other documents subsequently filed by the Company with the SEC and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Teche’s Form 10-K for the fiscal year ended September 30, 2013, and other documents subsequently filed by Teche with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor Teche undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this press release or any related documents, the Company and Teche claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

This communication is being made in respect of the proposed merger transaction involving the Company and Teche. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of Teche. The Company also plans to file other documents with the SEC regarding the proposed merger transaction. Teche will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about the Company and Teche, will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the Company’s website (http://www.iberiabank.com), under the heading “Investor Information” and on Teche’s website at http://www.teche.com.

The Company and Teche, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Teche in respect of the proposed merger transaction. Information regarding the directors and executive officers of the Company is set forth in the definitive proxy statement for the Company’s 2013 annual meeting of shareholders, as filed with the SEC on April 12, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Information regarding the directors and executive officers of Teche is set forth in the definitive proxy statement for Teche’s 2014 annual meeting of shareholders, as filed with the SEC on December 30, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: January 31, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

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